Certificate No.                                 Number of Shares

         Common Stock


                             CHINA CONTINENTAL, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH



This is to certify that


 is the owner of

 fully paid and nonassessable shares of common stock, $.001 par value per share,
                             China Continental, Inc.

     The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record thereof, or by his duly authorized attorney or legal representitive, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Register.

     In Witness Thereof, China Continental, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:



             Secretary                                      President


                                                   COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                              (New York, N.Y.)    TRANSFER AGENT
                                                                   AND REGISTRAR

                                        BY                  AUTHORIZED SIGNATURE

                             China Continental, Inc.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT-____Custodian ______
TEN ENT--as tenants by the entireties                     (Cust)         (Minor)
JT TEN--as joint tenants with right       under Uniform Gifts to Minors
of survivorship and not as tenants        Act _______________
in common                                       (State)


     Additional abbreviations may also be used though not in the above list.

 For Value Recieved,                hereby sell, assign and transfer unto
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Please print or typewrit name and address including postal zip code of assignee

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--------------------------------------------------------------------Shares of
the Common Stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                      Attorney to transfer the
                                   --------------------
said stock on the books of the within-named Corporation will full power of substitution in the premises.


Dated
     -----------------------
                                                    ----------------------------
                                                              Signature


Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNION WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARNTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17AD-15.